TOUCHSTONE VARIABLE SERIES TRUST

       SUPPLEMENT DATED DECEMBER 23, 1999 TO PROSPECTUS DATED MAY 1, 1999


         The following information supplements the information about OpCap Advisors that is located on page 43 of the Touchstone Variable Series Trust Prospectus.


                  OpCap Advisors currently manages the Touchstone Balanced Fund of the Touchstone Variable Series Trust. OpCap Advisors is a subsidiary of Oppenheimer Capital and an indirect subsidiary of PIMCO Advisors L.P. PIMCO Advisors Holding L.P. is one of the general partners of PIMCO Advisors.

                  On October 31, 1999, PIMCO Advisors, PIMCO Advisors Holding L.P. and Allianz AG announced that they have reached a definitive agreement for Allianz, a German insurance company, to acquire majority ownership of PIMCO Advisors, including all of PIMCO Advisors' interest held at PIMCO Advisors Holdings (the "Allianz Transaction"). The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PIMCO Advisors Holdings, as well as to certain regulatory and client approvals. In connection with the Allianz Transaction, a new sub-advisory agreement between the Fund and OpCap Advisors will be submitted the Board of Trustees of the Trust and the shareholders of the Touchstone Balanced Fund for approval. The Allianz Transaction is expected to be completed by March 31, 2000.





718341.01
For use with
Form 7126-9906
Form 7127-9905
Form 7501-9905
CL5.764  9908